UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007
DUNCAN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33266 (Commission File Number)	20-5639997 (IRS Employer Identification Number)
1100 Louisiana Street, 10th Floor
Houston, Texas 77002
(Address of principal executive offices)
(713) 381-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
     Underwriting Agreement. On January 30, 2007, Duncan Energy Partners L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with DEP Holdings, LLC (“DEP Holdings”), DEP OLPGP, LLC (“OLPGP”), DEP Operating Partnership, L.P. (“DEP Operating Partnership”), Enterprise Products Operating L.P. (“EPOLP”) and the underwriters named therein (the “Underwriters”) providing for the initial public offering and sale in a firm commitment underwritten offering by the Partnership of 13,000,000 common units representing limited partner interests (the “Common Units”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase an additional 1,950,000 Common Units (the “Option”) to cover over-allotments, if any, which Option was exercised in full by the Underwriters on February 1, 2007.
     The transactions contemplated by the Underwriting Agreement were consummated on February 5, 2007. The proceeds (net of underwriting discounts, structuring fee and reimbursement of expenses) received by the Partnership (before expenses) from the sale of 14,950,000 Common Units were $294,740,900.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Administrative Services Agreement. On January 30, 2007, Enterprise Products Partners L.P. (“Enterprise”), EPCO, Inc. (“EPCO”), EPOLP, Enterprise Products GP, LLC, Enterprise Products OLPGP, Inc. (“EPD OLPGP”), Enterprise GP Holdings L.P., EPE Holdings, LLC, DEP Holdings, the Partnership, DEP Operating Partnership, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. executed and delivered the Fourth Amended and Restated Administrative Services Agreement, dated January 30, 2007, but effective as of February 5, 2007 (the “Amended Agreement”).
     A copy of the Amended Agreement is filed as Exhibit 10.18 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Omnibus Agreement. On February 5, 2007, the closing date of the transactions contemplated by the Underwriting Agreement, the Partnership, DEP Holdings, OLPGP, DEP Operating Partnership and EPOLP entered into an omnibus agreement (the “Omnibus Agreement”). The Omnibus Agreement governs the obligations of EPOLP to indemnify the Partnership against (i) certain environmental and related liabilities (up to but not exceeding $15.0 million) arising during the three years following the closing date of the initial public offering, (ii) certain defects in the easement rights or fee ownership interests in and to the lands on which any assets contributed to the Partnership are located and failure to obtain certain consents and permits necessary to conduct the Partnership’s business that arise within three years after the closing date, and (iii) certain income tax liabilities attributable to the operation of the assets contributed to the Partnership prior to the time they were contributed. In addition, EPOLP has agreed to reimburse the Partnership for certain expenditures related to expansion projects by South Texas NGL Pipelines, LLC (“South Texas NGL”) and Mont Belvieu Caverns, LLC (“Mont Belvieu Caverns”). The Omnibus Agreement also grants to EPOLP a right of first refusal on the equity interests in the Partnership’s current and future subsidiaries and a right of first refusal on the material assets of these entities, other than sales of inventory and other assets in the ordinary course of business, and a preemptive right with respect to equity securities issued by certain of the Partnership’s subsidiaries, other than as consideration in an acquisition or in connection with a loan or debt financing. A copy of the Omnibus Agreement is filed as Exhibit 10.19 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Storage Leases. On January 23, 2007, Mont Belvieu Caverns and EPOLP entered into seven storage leases that include multi-product fungible storage for Mont Belvieu Caverns’ NGL marketing activities, and for feedstocks for its isomerization, iso-octane, NGL fractionation, and propylene fractionation businesses and segregated product storage for polymer grade propylene that is produced at propylene fractionation facilities. These contracts have a duration of five to ten years and are effective as of February 1, 2007. A copy of the storage leases are filed as Exhibits 10.2, 10.3. 10.4, 10.5, 10.6, 10.7 and 10.8 to this Form 8-K and are incorporated by reference into this Item 1.01.

     Pipeline Lease Agreement. On November 8, 2006, an affiliate of Enterprise entered into a pipeline lease agreement (the “Pipeline Lease Agreement”) with TE Products Pipeline Company, Limited Partnership. The term of the lease is effective as of December 15, 2006. The Pipeline Lease Agreement was contributed to South Texas NGL pursuant to the South Texas NGL Contribution Agreement (as defined below). A copy of the Pipeline Lease Agreement is filed as Exhibit 10.11 to this Form 8-K and is incorporated by reference into this Item 1.01.
     NGL Transportation Agreement. On January 1, 2007, South Texas NGL and EPOLP entered into a NGL Transportation Agreement (the “NGL Transportation Agreement”) for a term of ten years. A copy of the NGL Transportation Agreement is filed as Exhibit 10.12 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Amended and Restated GP Agreement. On January 30, 2007, the General Partner entered into an Amended and Restated Limited Liability Company Agreement of DEP Holdings (the “Amended and Restated GP Agreement”) in connection with the closing of the initial public offering of the Common Units.
     A copy of the Amended and Restated GP Agreement as adopted is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Amended and Restated Acadian Gas LLC Agreement. On February 5, 2007, EPOLP and the Operating Partnership entered into an Amended and Restated Limited Liability Company Agreement of Acadian Gas (the “Acadian Gas Amended and Restated LLC Agreement”) in connection with the closing of the initial public offering of the Common Units.
     A copy of the Acadian Gas Amended and Restated LLC Agreement as adopted is filed as Exhibit 10.14 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Amended and Restated Mont Belvieu Caverns LLC Agreement. On February 5, 2007, EPOLP, EPD OLPGP and the Operating Partnership entered into an Amended and Restated Agreement Limited Liability Company Agreement of Mont Belvieu Caverns (the “Mont Belvieu Caverns LLC Agreement”) in connection with the closing of the initial public offering of the Common Units.
     A copy of the Mont Belvieu Caverns LLC Agreement as adopted is filed as Exhibit 10.13 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Amended and Restated South Texas NGL LLC Agreement. On February 5, 2007, EPOLP and the Operating Partnership entered into an Amended and Restated Agreement Limited Liability Company Agreement of South Texas NGL (the “South Texas NGL Amended and Restated LLC Agreement”) in connection with the closing of the initial public offering of the Common Units.
     A copy of the South Texas NGL LLC Agreement as adopted is filed as Exhibit 10.15 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Amended and Restated Lou-Tex LP Agreement. On February 5, 2007, EPOLP, DEP Operating Partnership and Propylene Pipeline Partnership L.P. (“Propylene Pipeline”) entered into an Amended and Restated Agreement of Limited Partnership of Enterprise Lou-Tex Propylene Pipeline L.P. (the “Amended and Restated Lou-Tex Partnership Agreement”) in connection with the closing of the initial public offering of the Common Units.
     A copy of the Amended and Restated Lou-Tex Partnership Agreement as adopted is filed as Exhibit 10.16 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Amended and Restated Sabine LP Agreement. On February 5, 2007, EPOLP, DEP Operating Partnership and Propylene Pipeline entered into an Amended and Restated Agreement of Limited Partnership of Sabine Propylene Pipeline L.P. (the “Amended and Restated Sabine Partnership Agreement”) in connection with the closing of the initial public offering of the Common Units.

     A copy of the Amended and Restated Sabine Partnership Agreement as adopted is filed as Exhibit 10.17 to this Form 8-K and is incorporated by reference into this Item 1.01.
     Other Agreements. The descriptions of the Contribution Agreement, the Mont Belvieu Caverns Contribution Agreement and the South Texas Contribution Agreement under Item 2.01 are incorporated by reference into this Item 1.01. The description of the Amended and Restated Partnership Agreement under Item 5.03 is incorporated by reference into this Item 1.01. Copies of these agreements filed as exhibits are also incorporated by reference.
Item 2.01  Completion of Acquisition or Disposition of Assets
     Contribution Agreement. On the closing date of the transactions contemplated by the Underwriting Agreement, the Partnership, DEP Holdings, OLPGP, Operating Partnership, and EPOLP entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) effective as of February 5, 2007. The Contribution Agreement provided for, among other things, the contribution of 66% of the equity interests in each of Mont Belvieu Caverns, Acadian Gas, Sabine Propylene Pipeline L.P. (“Sabine Propylene”), Enterprise Lou-Tex Propylene Pipeline L.P. (“Enterprise Lou-Tex”) and South Texas NGL. These contributions were made in a series of steps outlined in the Contribution Agreement.
     A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference.
     Mont Belvieu Caverns Contribution Agreement. On January 23, 2007, EPOLP, EPD OLPGP, Enterprise Products Texas Operating, L.P. and Mont Belvieu Caverns entered into a Contribution, Conveyance and Assumption Agreement (the “Mont Belvieu Caverns Contribution Agreement”) effective as of February 1, 2007. The Mont Belvieu Caverns Contribution Agreement provided for, among other things, the contribution of the Mont Belvieu East/West assets and Mont Belvieu North Assets to Mont Belvieu Caverns. These contributions were made in a series of steps outlined in the Mont Belvieu Caverns Contribution Agreement.
     A copy of the Mont Belvieu Caverns Contribution Agreement is filed as Exhibit 10.9 to this Form 8-K and is incorporated by reference.
     South Texas NGL Contribution Agreement. On January 23, 2007, Enterprise GC, LP, Enterprise Holdings III, L.L.C., Enterprise GTM Holdings L.P., Enterprise GTMGP, LLC, Enterprise Products GTM, LLC, EPOLP. and South Texas NGL Pipelines, LLC entered into a Contribution, Conveyance and Assumption Agreement (the “South Texas NGL Contribution Agreement”) effective as of January 1, 2007. The South Texas Contribution Agreement provided for, among other things, the contribution of the South Texas assets to South Texas NGL. These contributions were made in a series of steps outlined in the South Texas Contribution Agreement.
     A copy of the South Texas Contribution Agreement is filed as Exhibit 10.10 to this Form 8-K and is incorporated by reference.
Item 3.02  Unregistered Sales of Equity Securities.
     In connection with the consummation of the transactions contemplated by the Underwriting Agreement, on the closing date, the Partnership issued 5,351,571 Common Units to EPOLP in exchange for certain equity interests in Acadian Gas, Mont Belvieu Caverns, South Texas NGL, Lou-Tex and Sabine. On February 5, 2007, an aggregate of 1,950,000 Common Units were repurchased and redeemed from EPOLP in connection with the exercise of the underwriters’ option to purchase additional Common Units and EPOLP’s grant of a right to the Partnership to repurchase these Common Units as set forth in the Contribution Agreement. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Amended and Restated Partnership Agreement. On February 5, 2007, DEP Holdings as general partner and on behalf of the limited partners entered into an Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended and Restated Partnership Agreement”) in connection with the closing of the initial public offering of the Common Units. A description of the Amended and Restated Partnership Agreement is contained in the section entitled “Description of Material Provisions of Our Partnership Agreement” in the Partnership’s final prospectus dated January 30, 2007 (File No. 333-138371) and filed on January 31, 2007 with the Commission pursuant to Rule 424(b)(4) under the Securities Act and is incorporated herein by reference.
     A copy of the Amended and Restated Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference.
Item 9.01.  Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of January 30, 2007, by and between Duncan Energy Partners L.P., DEP Holdings, LLC, DEP OLPGP, LLC, DEP Operating Partnership, L.P., Enterprise Products Operating L.P. and the underwriters named therein.

3.1	Amended and Restated Agreement of Limited Partnership of the Partnership, dated February 5, 2007.

3.2	Amended and Restated Limited Liability Company Agreement of the General Partner, dated January 30, 2007.

10.1	Contribution, Conveyance and Assumption Agreement, by and among Enterprise Products Operating L.P., Duncan Energy Partners L.P., DEP Holdings, LLC, DEP OLPGP, LLC, DEP Operating Partnership, L.P., dated February 5, 2007.

10.2†	Storage Lease (Enterprise Products NGL Marketing), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.3†	Storage Lease (North Propane-Propylene Splitters), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.4†	Storage Lease (Belvieu Environmental Fuels), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.5†	Storage Lease (Butane Isomer), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.6†	Storage Lease (Enterprise Fractionation Plant), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.7†	Amended and Restated RGP Storage Lease, dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.8†	Amended and Restated PGP Storage Lease, dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

Exhibit No.	Description

10.9	Contribution, Conveyance and Assumption Agreement, dated as of January 23, 2007, by and among Enterprise Products Operating L.P., Enterprise Products OLPGP, Inc., Enterprise Products Texas Operating, L.P. and Mont Belvieu Caverns, LLC.

10.10	Contribution, Conveyance and Assumption Agreement, dated as of January 23, 2007, by and among Enterprise GC, LP, Enterprise Holding III, L.L.C., Enterprise GTM Holdings L.P., Enterprise GTMGP, LLC, Enterprise Products GTM, LLC, Enterprise Products Operating L.P. and South Texas NGL Pipelines, LLC.

10.11	Pipeline Lease Agreement by and between Enterprise GC, L.P. and TE Products Pipeline Company, Limited Partnership.

10.12	NGL Transportation Agreement by and between Enterprise Products Operating L.P. and South Texas NGL Pipelines, LLC.

10.13	Amended and Restated Limited Liability Company Agreement of Mont Belvieu Caverns, LLC, dated February 5, 2007.

10.14	Amended and Restated Limited Liability Company Agreement of Acadian Gas, LLC, dated February 5, 2007.

10.15	Amended and Restated Limited Liability Company Agreement of South Texas NGL Pipelines, LLC, dated February 5, 2007.

10.16	Amended and Restated Agreement of Limited Partnership of Enterprise Lou-Tex Propylene Pipeline L.P., dated February 5, 2007.

10.17	Amended and Restated Agreement of Limited Partnership of Sabine Propylene Pipeline L.P., dated February 5, 2007.

10.18	Fourth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., Duncan Energy Partners L.P., DEP Holdings, LLC and DEP Operating Partnership, L.P., EPE Holdings, LLC, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2007, but effective as of February 5, 2007.

10.19	Omnibus Agreement, dated February 5, 2007, by and among Duncan Energy Partners L.P., DEP Holdings, LLC, DEP Operating Partnership, L.P., DEP OLPGP, LLC and Enterprise Products Operating L.P.

†	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 of the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P. (Registrant)
By:	DEP Holdings, LLC,
as general partner

/s/ Michael J. Knesek
Michael J. Knesek Senior Vice President, Principal Accounting Officer and Controller of DEP Holdings, LLC

Dated: February 5, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of January 30, 2007, by and between Duncan Energy Partners L.P., DEP Holdings, LLC, DEP OLPGP, LLC, DEP Operating Partnership, L.P., Enterprise Products Operating L.P. and the underwriters named therein.

3.1	Amended and Restated Agreement of Limited Partnership of the Partnership, dated February 5, 2007.

3.2	Amended and Restated Limited Liability Company Agreement of the General Partner, dated January 30, 2007.

10.1	Contribution, Conveyance and Assumption Agreement, by and among Enterprise Products Operating L.P., Duncan Energy Partners L.P., DEP Holdings, LLC, DEP OLPGP, LLC, DEP Operating Partnership, L.P., dated February 5, 2007.

10.2†	Storage Lease (Enterprise Products NGL Marketing), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.3†	Storage Lease (North Propane-Propylene Splitters), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.4†	Storage Lease (Belvieu Environmental Fuels), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.5†	Storage Lease (Butane Isomer), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.6†	Storage Lease (Enterprise Fractionation Plant), dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.7†	Amended and Restated RGP Storage Lease, dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.8†	Amended and Restated PGP Storage Lease, dated as of January 23, 2007, by and between Enterprise Products Operating L.P. and Mont Belvieu Caverns, LLC.

10.9	Contribution, Conveyance and Assumption Agreement, dated as of January 23, 2007, by and among Enterprise Products Operating L.P., Enterprise Products OLPGP, Inc., Enterprise Products Texas Operating, L.P. and Mont Belvieu Caverns, LLC.

10.10	Contribution, Conveyance and Assumption Agreement, dated as of January 23, 2007, by and among Enterprise GC, LP, Enterprise Holding III, L.L.C., Enterprise GTM Holdings L.P., Enterprise GTMGP, LLC, Enterprise Products GTM, LLC, Enterprise Products Operating L.P. and South Texas NGL Pipelines, LLC.

10.11	Pipeline Lease Agreement by and between Enterprise GC, L.P. and TE Products Pipeline Company, Limited Partnership.

10.12	NGL Transportation Agreement by and between Enterprise Products Operating L.P. and South Texas NGL Pipelines, LLC.

10.13	Amended and Restated Limited Liability Company Agreement of Mont Belvieu Caverns, LLC, dated February 5, 2007.

Exhibit No.	Description

10.14	Amended and Restated Limited Liability Company Agreement of Acadian Gas, LLC, dated February 5, 2007.

10.15	Amended and Restated Limited Liability Company Agreement of South Texas NGL Pipelines, LLC, dated February 5, 2007.

10.16	Amended and Restated Agreement of Limited Partnership of Enterprise Lou-Tex Propylene Pipeline L.P., dated February 5, 2007.

10.17	Amended and Restated Agreement of Limited Partnership of Sabine Propylene Pipeline L.P., dated February 5, 2007.

10.18	Fourth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., Duncan Energy Partners L.P., DEP Holdings, LLC and DEP Operating Partnership, L.P., EPE Holdings, LLC, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2007, but effective as of February 5, 2007.

10.19	Omnibus Agreement, dated February 5, 2007, by and among Duncan Energy Partners L.P., DEP Holdings, LLC, DEP Operating Partnership, L.P., DEP OLPGP, LLC and Enterprise Products Operating L.P.

†	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 of the Securities Act of 1933, as amended.